EXHIBIT 10.17

DESCRIPTION OF ORAL AGREEMENT TO AMEND
THE SHARE EXCHANGE AGREEMENT

On September 10, 2010, the parties to the Share Exchange Agreement (hereinafter referred to as this “Agreement”) entered into on September 10, 2010, by and among ORB Automotive Corporation (f/k/a Action Acquisition Corporation), a Cayman Islands exempted company, whose registered office address is at c/o Stuarts Corporate Services Ltd. P.O. Box 2510, Grand Cayman KY1-1104, Cayman Islands  and its controlling shareholders Skyline Investors, LLC and Nautilus Global Partners, LLC, and Grand Power Capital, Inc., a British Virgin Islands business company whose address is Akara Bldg., 24 De Castro Street, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands (hereinafter referred to as “GPC”) and the shareholders of GPC:  Apollo Enterprises International, Inc., Aubo Automobile, Inc., Universal Kingdom International, Ltd., Golden Grand Enterprises, Ltd., Good Energy Enterprise, Ltd., Huge Pine Development, Ltd., agreed to remove Schedule 4.01(c) to the Agreement, as the information provided therein was redundant and contained on Schedule 4.01(a) of the Agreement.